Exhibit 10.1

AMENDMENT TO
PROMISSORY NOTE DATED
MARCH 16, 2016

This is an amendment to the $500,000 principal amount promissory note dated March 16, 2016 (the “Amendment”), by and among Novume Solutions, Inc., a Delaware corporation (as assumed from Keystone Solutions, Inc., a Delaware corporation) (“Borrower”), and Debbie Neukrug-Berman (“Holder”)(the “Promissory Note”).

All capitalized terms contained herein which are not otherwise defined shall have the meanings set forth in the Promissory Note.

Section 1. Amendment to Promissory Note. Section 1 of the Promissory Note is hereby amended to extend the Maturity Date of the Promissory Note to March 16, 2020.

Section 2. Except as specifically amended hereby, the Promissory Note and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

Section 3. This Amendment shall be governed by all of the provisions contained in Sections 5 and 6 of the Promissory Note.

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(Signature Pages Follow)

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed by a duly authorized officer as of the date first above indicated.

NOVUME SOLUTIONS, INC.

By: /s/ Robert A. Berman
Name: Robert Berman Title: CEO

/s/ Debbie Neukrug-Berman
Debbie Neukrug-Berman

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